KEELEY FUNDS, INC.

Supplement dated November 14, 2016 to the

Prospectus and Statement of Additional Information

dated January 28, 2016, as supplemented

The information in this Supplement contains new and additional information beyond that in the prospectus and statement of additional information (“SAI”) of the Keeley Funds, Inc. (the “Corporation”) on behalf of each of its series (each, a “Fund” and collectively, the “Funds”). It should be read in conjunction with the prospectus and the SAI.

On November 11, 2016, Keeley Asset Management Corp. (the “Adviser”), the investment adviser to the Corporation, entered into an agreement with Teton Advisors, Inc. (“Teton”), to sell substantially all of the Adviser’s assets to Keeley Teton Advisors, LLC (“Keeley Teton”), a wholly-owned subsidiary of Teton (the “Transaction”). Closing of the Transaction remains subject to certain approvals and other conditions, including, as described below, approval of a new investment advisory agreement by the Corporation’s Board of Directors (the “Board”) and the shareholders of each Fund. Assuming all approvals and conditions are satisfied, the Transaction is expected to close in the first quarter of 2017.

Under the Investment Company Act of 1940, as amended, the closing of the Transaction would result in an “assignment” of the existing investment advisory agreement between the Adviser and the Funds, and, consequently, the automatic termination of that agreement. Therefore, in connection with the Transaction, the Board will be asked to consider and approve a new investment advisory agreement between the Corporation and Keeley Teton relating to each Fund. If the Board approves that new investment advisory agreement, a special meeting of the shareholders of the Funds will be held to vote on whether to approve the agreement. Additional details will be contained in a proxy statement to be mailed to each of the Fund’s shareholders in advance of the Funds’ special meeting.

Please Retain This Supplement For Future Reference.